Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP of Finance & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
2018 THIRD QUARTER FINANCIAL RESULTS
Record third quarter EPS of $2.18 per diluted share,
up 47% over prior year EPS

Record third quarter adjusted EPS of $2.21 per diluted share
(a non-GAAP measure), up 49% over prior year adjusted EPS

DULUTH, GA, October 23, 2018 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., reported net income for the third quarter 2018 of $44.3 million ($2.18 per diluted share) and adjusted net income (a non-GAAP measure) of $44.9 million ($2.21 per diluted share). This compares to net income of $30.7 million ($1.48 per diluted share) in the prior year quarter. Net income for the third quarter 2018 was adjusted $0.6 million ($0.03 per diluted share) as a result of a discrete tax item associated with the Tax Cuts and Jobs Act from December 2017.
On January 1, 2018, the company adopted ASC 606 for revenue recognition which impacted F&I and parts and service revenue and gross profit. The net impact of adopting ASC 606 in the third quarter was to increase net income by $0.2 million or $0.01 per diluted share.
As a result of tax legislation passed in December 2017, the tax rate in the third quarter of 2018 was 25% compared to 39% in the third quarter of 2017.
“In a slightly declining SAAR environment, we grew revenue 10% and operating profit 16%, thanks to the team’s hard work and dedication,” said David Hult, Asbury's President and Chief Executive Officer. “This, coupled with the benefit of tax reform, led to the achievement of 49% adjusted EPS growth.  In addition, from January 1, 2018 through October 22, we have repurchased approximately 7% of our company’s stock and invested $70 million in strategic acquisitions.”

Third Quarter 2018 Operational Summary
Total company:

•	Total revenue increased 10%; gross profit increased 7%

•	SG&A as a percentage of gross profit decreased 220 basis points to 67.9%

•	Income from operations as a percentage of revenue was 4.6%, an increase of 20 basis points from the prior year period

•	Adjusted EPS from operations increased 49%
Same store:

•	Total revenue increased 6%; gross profit increased 4%

•	New vehicle revenue increased 7%; gross profit was flat

•	Used vehicle retail revenue increased 9%; gross profit increased 10%

•	Finance and insurance revenue and gross profit increased 5%

•	Parts and service revenue increased 2%; gross profit increased 3%
Strategic Highlights:

•	In Q3 2018, we repurchased $17 million of common stock

•	In October 2018, the Board reset total share repurchase authorization to $100 million

•	Omni-channel initiatives helped drive results, reduce costs, and improve efficiencies

The Company’s revenues for the nine-months ended September 30, 2018, totaled $5.1 billion, an increase of 6% compared to $4.8 billion in the prior year period.
For the nine-months ended September 30, 2018, the Company reported net income of $127.6 million, or $6.22 per diluted share, compared to reported net income of $96.6 million, or $4.60 per diluted share in the prior year period. For the nine-months ended September 30, 2018 the Company reported adjusted net income of $127.7 million, or $6.23 per diluted share, compared to $97.3 million, or $4.63 per diluted share, for the prior year period. See attached reconciliation for reported adjustments.
Additional commentary regarding the third quarter results will be provided during the earnings conference call on October 23, 2018 at 10:00 a.m. The conference call will be simulcast live on the internet and can be accessed at www.asburyauto.com or www.ccbn.com. A replay will be available at these sites for 30 days.
In addition, a live audio of the call will be accessible to the public by calling (855) 719-5012 (domestic), or (334) 323-0522 (international); passcode - 1043454. Callers should dial in approximately 5 to 10 minutes before the call begins.
A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 1043454.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S.  Asbury currently operates 83 dealerships, consisting of 97 franchises, representing 29 domestic and foreign brands of vehicles.  Asbury also operates 25 collision repair centers.  Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2018	2017
REVENUE:
New vehicle	$980.5	$881.6	$98.9	11%
Used vehicle:
Retail	448.7	400.1	48.6	12%
Wholesale	48.8	55.5	(6.7)	(12)%
Total used vehicle	497.5	455.6	41.9	9%
Parts and service	206.1	197.2	8.9	5%
Finance and insurance, net	73.3	67.7	5.6	8%
TOTAL REVENUE	1,757.4	1,602.1	155.3	10%
GROSS PROFIT:
New vehicle	42.1	41.0	1.1	3%
Used vehicle:
Retail	32.7	28.9	3.8	13%
Wholesale	0.1	(0.1)	0.2	NM
Total used vehicle	32.8	28.8	4.0	14%
Parts and service	129.8	122.8	7.0	6%
Finance and insurance, net	73.3	67.7	5.6	8%
TOTAL GROSS PROFIT	278.0	260.3	17.7	7%
OPERATING EXPENSES:
Selling, general and administrative	188.8	182.5	6.3	3%
Depreciation and amortization	8.5	8.1	0.4	5%
Other operating (income) expenses, net	(0.1)	—	(0.1)	—%
INCOME FROM OPERATIONS	80.8	69.7	11.1	16%
OTHER EXPENSES:
Floor plan interest expense	8.4	5.8	2.6	45%
Other interest expense, net	13.2	13.4	(0.2)	(1)%
Swap interest expense	0.1	0.4	(0.3)	(75)%
Total other expenses, net	21.7	19.6	2.1	11%
INCOME BEFORE INCOME TAXES	59.1	50.1	9.0	18%
Income tax expense	14.8	19.4	(4.6)	(24)%
NET INCOME	$44.3	$30.7	$13.6	44%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$2.22	$1.49	$0.73	49%
Diluted—
Net income	$2.18	$1.48	$0.70	47%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.0	20.6	(0.6)	(3)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.2	0.1	0.1	100%
Diluted	20.3	20.8	(0.5)	(2)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2018	2017
Unit sales
New vehicle:
Luxury	5,685	5,499	186	3%
Import	17,046	14,997	2,049	14%
Domestic	5,019	4,691	328	7%
Total new vehicle	27,750	25,187	2,563	10%
Used vehicle retail	20,824	18,777	2,047	11%
Used to new ratio	75.0%	74.6%	40 bps
Average selling price
New vehicle	$35,333	$35,002	$331	1%
Used vehicle retail	21,547	21,308	239	1%
Average gross profit per unit
New vehicle:
Luxury	$3,272	$3,364	$(92)	(3)%
Import	903	960	(57)	(6)%
Domestic	1,614	1,727	(113)	(7)%
Total new vehicle	1,517	1,628	(111)	(7)%
Used vehicle	1,570	1,539	31	2%
Finance and insurance, net	1,509	1,540	(31)	(2)%
Front end yield (1)	3,049	3,130	(81)	(3)%
Gross margin
New vehicle:
Luxury	6.2%	6.4%	(20) bps
Import	3.2%	3.5%	(30) bps
Domestic	4.1%	4.5%	(40) bps
Total new vehicle	4.3%	4.7%	(40) bps
Used vehicle retail	7.3%	7.2%	10 bps
Parts and service	63.0%	62.3%	70 bps
Total gross profit margin	15.8%	16.2%	(40) bps
SG&A metrics
Rent expense	$6.4	$6.5	$(0.1)	(2)%
Total SG&A as a percentage of gross profit	67.9%	70.1%	(220) bps
SG&A, excluding rent expense as a percentage of gross profit	65.6%	67.6%	(200) bps
Operating metrics
Income from operations as a percentage of revenue	4.6%	4.4%	20 bps
Income from operations as a percentage of gross profit	29.1%	26.8%	230 bps
Adjusted income from operations as a percentage of revenue	4.6%	4.4%	20 bps
Adjusted income from operations as a percentage of gross profit	29.1%	26.8%	230 bps
Revenue mix
New vehicle	55.8%	55.0%
Used vehicle retail	25.5%	25.0%
Used vehicle wholesale	2.8%	3.5%
Parts and service	11.7%	12.3%
Finance and insurance	4.2%	4.2%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	15.1%	15.8%
Used vehicle retail	11.8%	11.0%
Used vehicle wholesale	—%	—%
Parts and service	46.7%	47.2%
Finance and insurance	26.4%	26.0%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2018	2017
Revenue
New vehicle:
Luxury	$297.8	$288.3	$9.5	3%
Import	458.4	414.2	44.2	11%
Domestic	191.3	179.1	12.2	7%
Total new vehicle	947.5	881.6	65.9	7%
Used Vehicle:
Retail	436.0	399.0	37.0	9%
Wholesale	48.1	55.2	(7.1)	(13)%
Total used vehicle	484.1	454.2	29.9	7%
Parts and service	201.4	197.2	4.2	2%
Finance and insurance	71.2	67.6	3.6	5%
Total revenue	$1,704.2	$1,600.6	$103.6	6%

Gross profit
New vehicle:
Luxury	$18.7	$18.5	$0.2	1%
Import	14.3	14.4	(0.1)	(1)%
Domestic	7.9	8.1	(0.2)	(2)%
Total new vehicle	40.9	41.0	(0.1)	—%
Used Vehicle:
Retail	31.7	28.8	2.9	10%
Wholesale	0.3	—	0.3	—%
Total used vehicle	32.0	28.8	3.2	11%
Parts and service:
Customer pay	71.4	68.1	3.3	5%
Warranty	18.9	20.6	(1.7)	(8)%
Wholesale parts	5.4	5.3	0.1	2%
Parts and service, excluding reconditioning and preparation	95.7	94.0	1.7	2%
Reconditioning and preparation	31.3	28.8	2.5	9%
Total parts and service	127.0	122.8	4.2	3%
Finance and insurance	71.2	67.6	3.6	5%
Total gross profit	$271.1	$260.2	$10.9	4%

SG&A expense	$183.7	$182.0	$1.7	1%
SG&A expense as a percentage of gross profit	67.8%	69.9%	(210) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2018	2017
Unit sales
New vehicle:
Luxury	5,685	5,499	186	3%
Import	16,114	14,997	1,117	7%
Domestic	4,829	4,691	138	3%
Total new vehicle	26,628	25,187	1,441	6%
Used vehicle retail	20,098	18,695	1,403	8%
Used to new ratio	75.5%	74.2%	130 bps

Average selling price
New vehicle	$35,583	$35,002	$581	2%
Used vehicle retail	21,694	21,343	351	2%

Average gross profit per unit
New vehicle:
Luxury	$3,289	$3,364	$(75)	(2)%
Import	887	960	(73)	(8)%
Domestic	1,636	1,727	(91)	(5)%
Total new vehicle	1,536	1,628	(92)	(6)%
Used vehicle retail	1,577	1,541	36	2%
Finance and insurance, net	1,524	1,540	(16)	(1)%
Front end yield (1)	3,078	3,131	(53)	(2)%

Gross margin
New vehicle:
Luxury	6.3%	6.4%	(10) bps
Import	3.1%	3.5%	(40) bps
Domestic	4.1%	4.5%	(40) bps
Total new vehicle	4.3%	4.7%	(40) bps
Used vehicle retail	7.3%	7.2%	10 bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.5%	47.7%	(20) bps
Parts and service, including reconditioning and preparation	63.1%	62.3%	80 bps
Total gross profit margin	15.9%	16.3%	(40) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2018	2017
REVENUE:
New vehicle	$2,766.3	$2,597.0	$169.3	7%
Used vehicle:
Retail	1,355.4	1,245.7	109.7	9%
Wholesale	143.6	150.9	(7.3)	(5)%
Total used vehicle	1,499.0	1,396.6	102.4	7%
Parts and service	609.9	589.5	20.4	3%
Finance and insurance, net	215.0	202.5	12.5	6%
TOTAL REVENUE	5,090.2	4,785.6	304.6	6%
GROSS PROFIT:
New vehicle	121.3	122.4	(1.1)	(1)%
Used vehicle:
Retail	98.5	94.4	4.1	4%
Wholesale	1.9	1.0	0.9	90%
Total used vehicle	100.4	95.4	5.0	5%
Parts and service	384.5	367.2	17.3	5%
Finance and insurance, net	215.0	202.5	12.5	6%
TOTAL GROSS PROFIT	821.2	787.5	33.7	4%
OPERATING EXPENSES:
Selling, general and administrative	563.6	549.2	14.4	3%
Depreciation and amortization	25.2	24.0	1.2	5%
Other operating (income) expenses, net	(1.2)	0.7	(1.9)	NM
INCOME FROM OPERATIONS	233.6	213.6	20.0	9%
OTHER EXPENSES:
Floor plan interest expense	23.0	17.1	5.9	35%
Other interest expense, net	39.4	40.2	(0.8)	(2)%
Swap interest expense	0.5	1.6	(1.1)	(69)%
Total other expenses, net	62.9	58.9	4.0	7%
INCOME BEFORE INCOME TAXES	170.7	154.7	16.0	10%
Income tax expense	43.1	58.1	(15.0)	(26)%
NET INCOME	$127.6	$96.6	$31.0	32%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$6.29	$4.64	$1.65	36%
Diluted—
Net income	$6.22	$4.60	$1.62	35%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.3	20.8	(0.5)	(2)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.1	0.1	—	—%
Diluted	20.5	21.0	(0.5)	(2)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)		% Change
	2018	2017
Unit sales
New vehicle:
Luxury	16,527	16,117	410		3%
Import	46,545	43,504	3,041		7%
Domestic	14,406	14,163	243		2%
Total new vehicle	77,478	73,784	3,694		5%
Used vehicle retail	63,079	59,107	3,972		7%
Used to new ratio	81.4%	80.1%	130 bps
Average selling price
New vehicle	$35,704	$35,197	$507		1%
Used vehicle retail	21,487	21,075	412		2%
Average gross profit per unit
New vehicle:
Luxury	$3,479	$3,394	$85		3%
Import	840	984	(144)		(15)%
Domestic	1,715	1,758	(43)		(2)%
Total new vehicle	1,566	1,659	(93)		(6)%
Used vehicle	1,562	1,597	(35)		(2)%
Finance and insurance, net	1,530	1,524	6		—%
Front end yield (1)	3,093	3,155	(62)		(2)%
Gross margin
New vehicle:
Luxury	6.5%	6.4%	10 bps
Import	3.0%	3.5%	(50) bps
Domestic	4.4%	4.6%	(20) bps
Total new vehicle	4.4%	4.7%	(30) bps
Used vehicle retail	7.3%	7.6%	(30) bps
Parts and service	63.0%	62.3%	70 bps
Total gross profit margin	16.1%	16.5%	(40) bps
SG&A metrics
Rent expense	$19.0	$20.2	$(1.2)		(6)%
Total SG&A as a percentage of gross profit	68.6%	69.7%	(110) bps
SG&A, excluding rent expense as a percentage of gross profit	66.3%	67.2%	(90) bps
Operating metrics
Income from operations as a percentage of revenue	4.6%	4.5%	10	bps
Income from operations as a percentage of gross profit	28.4%	27.1%	130 bps
Adjusted income from operations as a percentage of revenue	4.6%	4.5%	10 bps
Adjusted income from operations as a percentage of gross profit	28.4%	27.3%	110 bps
Revenue mix
New vehicle	54.3%	54.3%
Used vehicle retail	26.7%	26.0%
Used vehicle wholesale	2.8%	3.2%
Parts and service	12.0%	12.3%
Finance and insurance	4.2%	4.2%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	14.8%	15.5%
Used vehicle retail	12.0%	12.1%
Used vehicle wholesale	0.2%	0.1%
Parts and service	46.8%	46.6%
Finance and insurance	26.2%	25.7%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2018	2017
Revenue
New vehicle:
Luxury	$883.8	$852.3	$31.5	4%
Import	1,259.3	1,204.7	54.6	5%
Domestic	546.7	537.6	9.1	2%
Total new vehicle	2,689.8	2,594.6	95.2	4%
Used Vehicle:
Retail	1,321.4	1,235.4	86.0	7%
Wholesale	141.0	149.8	(8.8)	(6)%
Total used vehicle	1,462.4	1,385.2	77.2	6%
Parts and service	598.2	589.0	9.2	2%
Finance and insurance, net	210.1	201.5	8.6	4%
Total revenue	$4,960.5	$4,770.3	$190.2	4%

Gross profit
New vehicle:
Luxury	$57.6	$54.7	$2.9	5%
Import	36.7	42.8	(6.1)	(14)%
Domestic	24.0	24.8	(0.8)	(3)%
Total new vehicle	118.3	122.3	(4.0)	(3)%
Used Vehicle:
Retail	95.8	93.7	2.1	2%
Wholesale	2.1	1.3	0.8	62%
Total used vehicle	97.9	95.0	2.9	3%
Parts and service:
Customer pay	213.8	203.5	10.3	5%
Warranty	55.6	61.7	(6.1)	(10)%
Wholesale parts	16.5	15.7	0.8	5%
Parts and service, excluding reconditioning and preparation	285.9	280.9	5.0	2%
Reconditioning and preparation	91.0	85.7	5.3	6%
Total parts and service	376.9	366.6	10.3	3%
Finance and insurance	210.1	201.5	8.6	4%
Total gross profit	$803.2	$785.4	$17.8	2%

SG&A expense	$550.7	$546.1	$4.6	1%
SG&A expense as a percentage of gross profit	68.6%	69.5%	(90) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2018	2017
Unit sales
New vehicle:
Luxury	16,527	16,117	410	3%
Import	44,438	43,467	971	2%
Domestic	13,923	14,125	(202)	(1)%
Total new vehicle	74,888	73,709	1,179	2%
Used vehicle retail	61,165	58,463	2,702	5%
Used to new ratio	81.7%	79.3%	240 bps

Average selling price
New vehicle	$35,918	$35,201	$717	2%
Used vehicle retail	21,604	21,131	473	2%

Average gross profit per unit
New vehicle:
Luxury	$3,485	$3,394	$91	3%
Import	826	985	(159)	(16)%
Domestic	1,724	1,756	(32)	(2)%
Total new vehicle	1,580	1,659	(79)	(5)%
Used vehicle retail	1,566	1,603	(37)	(2)%
Finance and insurance, net	1,544	1,525	19	1%
Front end yield (1)	3,118	3,159	(41)	(1)%

Gross margin
New vehicle:
Luxury	6.5%	6.4%	10 bps
Import	2.9%	3.6%	(70) bps
Domestic	4.4%	4.6%	(20) bps
Total new vehicle	4.4%	4.7%	(30) bps
Used vehicle retail	7.2%	7.6%	(40) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.8%	47.7%	10 bps
Parts and service, including reconditioning and preparation	63.0%	62.2%	80 bps
Total gross profit margin	16.2%	16.5%	(30) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	September 30, 2018	December 31, 2017	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$6.8	$4.7	$2.1	45%
New vehicle inventory	772.6	646.5	126.1	20%
Used vehicle inventory	149.9	135.9	14.0	10%
Parts inventory	40.3	43.6	(3.3)	(8)%
Total current assets	1,375.5	1,302.1	73.4	6%
Floor plan notes payable	831.1	732.1	99.0	14%
Total current liabilities	1,135.5	1,058.2	77.3	7%

CAPITALIZATION:
Long-term debt (including current portion)	$865.2	$875.5	$(10.3)	(1)%
Shareholders' equity	481.0	394.2	86.8	22%
Total	$1,346.2	$1,269.7	$76.5	6%

	September 30, 2018	December 31, 2017
DAYS SUPPLY
New vehicle inventory	73	53
Used vehicle inventory	35	31
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Nine Months Ended September 30,
	2018	2017
Luxury:
Mercedes-Benz	6%	7%
Lexus	6%	7%
BMW	5%	5%
Acura	4%	4%
Infiniti	3%	3%
Other luxury	8%	7%
Total luxury	32%	33%
Imports:
Honda	20%	18%
Nissan	11%	12%
Toyota	12%	12%
Other imports	5%	4%
Total imports	48%	46%
Domestic:
Ford	10%	11%
Chevrolet	5%	4%
Dodge	3%	3%
Other domestics	2%	3%
Total domestic	20%	21%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted net income," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS")." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	September 30, 2018	June 30, 2018
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$865.2	$868.7

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net Income	$170.1	$156.5

Add:
Depreciation and amortization	33.4	32.9
Income tax expense	54.9	59.5
Swap and other interest expense	54.1	54.7
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$312.5	$303.6

Non-core items - expense (income):
Franchise rights impairment	$5.1	$5.1
Real estate-related charges	—	—
Investment income	—	—
Legal settlements	(0.7)	(0.7)
Total non-core items	4.4	4.4

Adjusted EBITDA	$316.9	$308.0

Adjusted leverage ratio	2.7	2.8

	For the Three Months Ended September 30,
	2018	2017
	(In millions, except per share data)
Adjusted net income:
Net income	$44.3	$30.7

Non-core items - (income) expense:
2017 Tax Act Adjustment	0.6	—
Total non-core items	0.6	—
Adjusted net income	$44.9	$30.7

Adjusted diluted earnings per share (EPS):
Diluted EPS	$2.18	$1.48

Total non-core items	0.03	—
Adjusted diluted EPS	$2.21	$1.48

Weighted average common shares outstanding - diluted	20.3	20.8

	For the Nine Months Ended September 30,
	2018	2017
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$233.6	$213.6
Real estate-related charges	—	2.9
Investment income	—	(0.8)
Legal settlements	(0.7)	(0.9)
Adjusted income from operations	$232.9	$214.8

Adjusted net income:
Net income	$127.6	$96.6

Non-core items - (income) expense:
2017 Tax Act Adjustment	0.6	—
Real estate-related charges	—	2.9
Investment income	—	(0.8)
Legal settlements	(0.7)	(0.9)
Income tax expense (benefit) on non-core items above	0.2	(0.5)
Total non-core items	0.1	0.7
Adjusted net income	$127.7	$97.3

Adjusted diluted earnings per share (EPS):
Diluted EPS	$6.22	$4.60

Total non-core items	0.01	0.03
Adjusted diluted EPS	$6.23	$4.63

Weighted average common shares outstanding - diluted	20.5	21.0